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                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


                                    ------------

                                     FORM 8 - K

                                   CURRENT REPORT

                      Pursuant to Section 13  or 15(d) of the

                        Securities and Exchange Act of 1934

    Date of Report (Date of earliest event reported)          May 31, 1998


               MENLO ACQUISITION CORP.  FDBA  FOCUS SURGERY, INC.
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               (Exact name of registrant as specified in charter)

                DELAWARE                      0-22136           77-0332937
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    (State or other jurisdiction of      (Commission File     (IRS Employer
             incorporation)                   Number)      Identification No.)


    113 TYNAN WAY, PORTOLA VALLEY, CA                    94028
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     (Address of principal executive                   (Zip Code)
                offices)

 Registrant's telephone number, including area code         (650) 529-0730
                                                        ----------------------

                                       N/A
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         (Former name or former address, if changed since last report.)

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Item 3.  Bankruptcy or Receivership

     On February 9, 1996, the Registrant filed for protection under Chapter 11 of the federal bankruptcy laws in the United States Bankruptcy Court, Northern District of California, Oakland Division pursuant to which the Registrant's existing directors and officers will continue in possession but subject to the supervision and orders of the bankruptcy court.

     The Registrant made a cash distribution to unsecured creditors in February 1998. It is unclear at this time whether any funds will be available for distribution to the shareholders. The Registrant plans to file a Plan of Reorganization and Disclosure Statement with the bankruptcy court in the near future.

Item 7. Financial Statements and Exhibits


Exhibit No.                              Description

99.27 Summary of Financial Status of the Registrant for the month ended May 1998, as required by the United States Bankruptcy Court, Northern District of California, Oakland Division.

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                                     SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               Menlo Acquisition Corp. FDBA Focus Surgery, Inc.
                               ------------------------------------------------
                                                 (Registrant)

 Date:  June 22, 1998          By:           /s/ RICHARD J. REDETT
                                       --------------------------------
                               Name:    Richard J. Redett
                               Title:   President and Chief Executive Officer